EXHIBIT 99

       Jefferies Group Announces Record Third Quarter Results;
  Revenues, Net Earnings and Earnings Per Share up 32%, 57% and 46%,
                             Respectively

    NEW YORK--(BUSINESS WIRE)--Oct. 19, 2004--Jefferies Group, Inc. (NYSE:JEF) today announced record third quarter financial results for the quarter ended September 30, 2004.

    Highlights for the record third quarter ended September 30, 2004:

    -- Total revenues were up 32% to $293.1 million versus $221.9 million for the third quarter of 2003.

    -- Net earnings were up 57% to a record of $32.3 million compared to $20.5 million for the third quarter of 2003.

    -- Earnings per share (diluted) were up 46% to tie the record of $0.51 compared to $0.35 for the third quarter of 2003.

    -- Total trading revenues were up 21% to a record of $171.0 million versus $141.3 million for the third quarter of 2003.

    -- Investment banking revenues were up 72% to $72.1 million versus $42.0 million for the third quarter of 2003.

    -- Asset management related revenues were up 20% to $11.6 million versus $9.7 million for the third quarter of 2003.

    Highlights for the record first nine months ended September 30, 2004:

    -- Total revenues were up 37% to a record $873.4 million versus $637.5 million for the first nine months of 2003.

    -- Net earnings were up 79% to a record $96.0 million compared to $53.5 million for the first nine months of 2003.

    -- Earnings per share (diluted) were up 64% to a record $1.51 compared to $0.92 for the first nine months of 2003.

    -- Total trading revenues were up 19% to a record $477.8 million versus $402.0 million for the first nine months of 2003.

    -- Investment banking revenues were up 89% to a record $247.1 million versus $130.9 million for the first nine months of 2003.

    -- Asset management related revenues were up 167% to a record $54.3 million versus $20.3 million for the first nine months of 2003.

    "The third quarter has generally been our seasonally slowest period, so we are pleased that each of our businesses performed solidly despite the summer slowdown," said Richard B. Handler, Chairman and Chief Executive Officer of Jefferies. "The environment has been and most likely will continue to be challenging. We will continue to diversify our platform and expand our trading, research, asset management, and investment banking businesses that focus on middle market and growth companies."
    "Our 1,750 employee-partners have worked tenaciously to serve our loyal client base. We owe both of these constituencies great thanks in helping us to build our firm," added John C. Shaw, Jr., President of Jefferies. "We will continue to focus on cost containment, variable compensation, high employee ownership, and the strong desire to best serve our clients."

    Conference Call

    A conference call with management discussion of financial results for the third quarter ended September 30, 2004 will be held October 19 at 11:00 AM (Eastern) and can be accessed at 617-801-9714 (code:
97306224). A replay of the call will be available two hours post-call at 617-801-6888 (code: 88546460). A live audio webcast and delayed replay will also be available under "Investor Relations" at www.jefco.com. Questions for consideration by management can be submitted in advance through the "Contact Us" function at www.jefco.com or by calling 203-708-5975 by 9:30 AM Eastern on October 19.

    About Jefferies

    Jefferies, a global investment bank and institutional securities firm, has served middle-market and growth companies and their investors for over 40 years. Headquartered in New York, with more than 20 offices around the world, Jefferies provides clients with capital markets and financial advisory services, institutional brokerage, securities research and asset management. The firm is a leading provider of trade execution in equity, high yield, convertible and international securities for institutional investors and high net worth individuals. Jefferies & Company, Inc. is the principal operating subsidiary of Jefferies Group, Inc. (NYSE: JEF; www.jefco.com).

    Forward-Looking Statements

    This press release contains statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements about our future and may contain expectations regarding revenues, earnings, operations and other financial projections, and may include statements of our operating environment, future performance, positioning, plans and objectives. These forward-looking statements represent only our belief regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. Actual results could differ materially from those projected in these forward-looking statements. Please refer to our recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 2, 2004 and other filings we make with the Securities and Exchange Commission for a discussion of important factors that could cause actual results to differ materially from those projected in these forward-looking statements. We do not assume any obligation to update any forward-looking statement we make.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                  CONSOLIDATED STATEMENTS OF EARNINGS
           (Amounts in Thousands, Except Per Share Amounts)
                              (Unaudited)

                             Three Months Ended    Nine Months Ended
                           --------------------- ---------------------
                            Sept. 30,  Sept. 26,  Sept. 30,  Sept. 26,
                              2004       2003       2004       2003
                           ---------- ---------- ---------- ----------

Revenues:
 Commissions               $  62,020  $  59,379  $ 200,325  $ 185,806
 Principal transactions      109,000     81,936    277,441    216,162
 Investment banking           72,122     42,000    247,066    130,919
 Asset management fees and
  investment income from
  managed funds               11,630      9,704     54,258     20,291
 Interest                     35,948     23,582     85,132     75,782
 Other                         2,382      5,346      9,144      8,495
                           ---------- ---------- ---------- ----------
   Total revenues            293,102    221,947    873,366    637,455
Interest expense              39,316     21,117     93,206     73,545
                           ---------- ---------- ---------- ----------
Revenues, net of interest
 expense                     253,786    200,830    780,160    563,910
                           ---------- ---------- ---------- ----------

Non-interest expenses:
 Compensation and benefits   141,434    115,996    436,191    325,508
 Floor brokerage and
  clearing fees               12,770     12,323     39,750     35,618
 Technology and
  communications              16,029     13,998     48,632     42,622
 Occupancy and equipment
  rental                      10,250      7,824     29,306     24,649
 Business development          7,189      6,022     24,529     17,591
 Other                        11,164      8,527     30,907     26,223
                           ---------- ---------- ---------- ----------
  Total non-interest
   expenses                  198,836    164,690    609,315    472,211
                           ---------- ---------- ---------- ----------

Earnings before income
 taxes and
  minority interest           54,950     36,140    170,845     91,699
Income taxes                  21,516     12,906     63,980     33,618
                           ---------- ---------- ---------- ----------
Earnings before minority
 interest                     33,434     23,234    106,865     58,081
Minority interest in
 earnings of consolidated
 subsidiaries, net             1,159      2,702     10,895      4,626
                           ---------- ---------- ---------- ----------
  Net earnings             $  32,275  $  20,532  $  95,970  $  53,455
                           ========== ========== ========== ==========

Earnings per share:
 Basic                     $    0.56  $    0.38  $    1.68  $    1.01
                           ========== ========== ========== ==========
 Diluted                   $    0.51  $    0.35  $    1.51  $    0.92
                           ========== ========== ========== ==========

Weighted average shares:
 Basic                        57,833     53,534     57,233     52,738
 Diluted                      63,867     59,502     63,616     58,269

* All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
           (Dollars in Thousands, Except Per Share Amounts)
                              (Unaudited)

                                      Quarters ended
                    --------------------------------------------------
                       9/30/     6/25/     3/26/     12/31/    9/26/
                       2004      2004      2004       2003     2003
                     --------- --------- --------- --------- ---------
Statement of
 Earnings
------------
Revenues, net of
 interest expense    $253,786  $247,867  $278,507  $265,704  $200,830
Non-interest
 expenses:
 Compensation and
  benefits            141,434   135,819   158,938   149,201   115,996
 Non-personnel
  expenses             57,402    57,372    58,350    63,669    48,694
                     --------- --------- --------- --------- ---------
Earnings before
 income taxes and
  minority interest    54,950    54,676    61,219    52,834    36,140
Income taxes           21,516    21,207    21,257    19,233    12,906
                     --------- --------- --------- --------- ---------
Earnings before
 minority interest     33,434    33,469    39,962    33,601    23,234
Minority interest in
 earnings of
 consolidated
 subsidiaries, net      1,159     1,683     8,053     3,005     2,702
                     --------- --------- --------- --------- ---------
   Net earnings       $32,275   $31,786   $31,909   $30,596   $20,532
                     ========= ========= ========= ========= =========

Diluted earnings per
 share                  $0.51     $0.50     $0.51     $0.50     $0.35
                     ========= ========= ========= ========= =========

Financial Ratios
----------------
Pretax operating
 margin                  21.7%     22.1%     22.0%     19.9%     18.0%
Compensation and
 benefits/net
 revenues                55.7%     54.8%     57.1%     56.2%     57.8%
Effective tax rate       39.2%     38.8%     34.7%     36.4%     35.7%

* All per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.


                JEFFERIES GROUP, INC. AND SUBSIDIARIES
                   SELECTED STATISTICAL INFORMATION
                   (Dollars and Shares in Thousands)
                              (Unaudited)

                                      Quarters ended
                    --------------------------------------------------
                       9/30/     6/25/     3/26/     12/31/    9/26/
                       2004      2004      2004       2003     2003
                     --------- --------- --------- --------- ---------
Revenues by Source
--------------------
Commissions and
 principal
 transactions:
   Equities          $112,192   $88,605   $92,741   $92,021   $85,142
   International       19,027    19,901    25,068    21,507    21,951
   High yield          10,845    11,830    12,380    13,866     9,216
   Convertibles         5,913     5,449     7,578     6,899     5,146
   Execution            7,989     8,637     8,570     6,493     6,209
   Bonds Direct        11,604    10,795    11,152     8,600     8,066
   Other proprietary    3,450     2,786     1,254       763     5,585
                     --------- --------- --------- --------- ---------
     Total            171,020   148,003   158,743   150,149   141,315
Investment banking     72,122    83,572    91,372    98,689    42,000
Asset management
 fees and investment
 income from managed
 funds:
   Asset management
    fees                7,990     7,641    10,105     6,690     4,891
   Investment income
    from managed
    funds               3,640    11,186    13,696     5,161     4,813
                     --------- --------- --------- --------- ---------
     Total             11,630    18,827    23,801    11,851     9,704
Interest               35,948    24,445    24,739    26,621    23,582
Other                   2,382     2,323     4,439     1,951     5,346
                     --------- --------- --------- --------- ---------
   Total revenues    $293,102  $277,170  $303,094  $289,261  $221,947
                     ========= ========= ========= ========= =========

Other Data
--------------------
Number of trading
 days                      67        62        59        66        63
Average employees       1,749     1,692     1,612     1,432     1,384
Common shares
 outstanding           56,872    57,202    56,808    56,702    56,425
Weighted average
 shares:
   Basic               57,833    57,559    56,298    54,113    53,534
   Diluted             63,867    63,927    63,078    61,039    59,502

* All share and per share information has been restated to retroactively reflect the effect of the two-for-one stock split declared by the Board of Directors on July 14, 2003 and effected as a stock dividend on August 15, 2003.

As of September 30, 2004, stockholders' equity amounted to $968 million, resulting in a book value of $17.02 per share.

    CONTACT: Jefferies Group, Inc.
             Joseph A. Schenk, 212-284-2338